EX-99.B14
                     Individual Retirement Account Agreement

                                                        "Invest in the companies
                                                 that invest in your sport" [sm]

                                 1.87.RACE.FUND
                             www.stockcarstocks.com

This application will open:                              PO Box 844
TRADITIONAL IRA                                          Cohshohocken, PA  19428
ROTH IRA

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9.   Participant Information
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     Name ______________________________________________________________________

     Address ___________________________________________________________________

     City _______________________________________  State ________   Zip ________

     Home Phone #: ____-____-_______   Work Phone #: ____-____-______

     Social Security Number ___-__-____  Date of Birth _______

     US Citizen?  Yes [ ]  No [ ]

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10.  Account Information
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     Custodian:            First Union National Bank
     Sponsor of Plan:      StockCar Stocks Mutual Fund

     Initial Contribution $_____________ (Check type of IRA below. Only one box may be checked.)

     Traditional IRA

 [ ] Traditional IRA for tax year __________

 [ ] Rollover / Direct Rollover

 [ ] Transfer from another Traditional IRA

     Roth IRA

 [ ] Regular Roth IRA for tax year ___________

 [ ] Rollover Conversion Roth IRA

 [ ] Contribution Conversion of $_____________ plus earnings of $_______________ for tax year ____________

 [ ] Transfer from another Roth IRA

 [ ] Rollover from another Roth IRA

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11.  Beneficiary(ies) Designation
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     [ ] Primary  [ ] Contingent ______________________   ____-___-______
                                 Name                     Social Security Number
         _______________________________________________________________________
         Address
         ___________________________________________          ________________%
         Relationship                                         Share

     [ ] Primary  [ ] Contingent ______________________   ____-___-______
                                 Name                     Social Security Number
         _______________________________________________________________________
         Address
         ___________________________________________          ________________%
         Relationship                                         Share

     [ ] Primary  [ ] Contingent ______________________   ____-___-______
                                 Name                     Social Security Number
         _______________________________________________________________________
         Address
         ___________________________________________          ________________%
         Relationship                                         Share

                                        In the event of my death, the balance in
                                        the account shall be paid to the Primary
                                        Beneficiaries  who  survive  me in equal
                                        shares  (or  in  specified   shares,  if
                                        indicated). If the Primary or Contingent
                                        Beneficiary  box is not  checked for the
                                        beneficiary,  the  beneficiary  will  be
                                        deemed to be a Primary  Beneficiary.  If
                                        none   of  the   Primary   Beneficiaries
                                        survive  me, the  balance in the account
                                        shall   be   paid   to  the   Contingent
                                        Beneficiaries who survive me in equal shares (or in the specified shares, if indicated).

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12.  Consent of Spouse
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     I consent to the above Beneficiary Designation.

     Signature  of  Spouse:   ___________________________________________  Date:
     _______________ (Note: Consent of the Participant's Spouse may be required in a community property or marital property state to effectively designate a beneficiary other than or in addition to the Participant's Spouse.)

     Disclaimer for Community and Property States: The Participant's Spouse may have a property interest in the account and the right to dispose of the interest by will. Therefore, the custodian disclaims any warranty as to the effectiveness of the Participant's beneficiary designation or as to the ownership of the account after the death of the Participants' Spouse. For additional information, please consult your legal advisor.

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13.  Signatures
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     Under penalties of perjury, I certify that the above information (including my social security number) is correct. I hereby agree to participate in the Individual Retirement Custodial Account offered by the Custodian. I acknowledge receipt of a copy of the plan document under which this Roth Individual Retirement Account is established, a copy of this Adoption Agreement, and a copy of the Disclosure Statement with respect to this Roth Individual Retirement Account. I direct that all benefits upon my death be paid as indicated above. In the event that this is a rollover contribution, the undersigned hereby irrevocably elects, pursuant to the requirements of
     Section 1.402(a)(5)-1T of the IRA regulations, to treat this contribution as a rollover contribution.

     Participant Signature: ____________________________________________________
     Date: ______________

     Signature of Custodian: ___________________________________________________
     Date: ______________